                                                                   EXHIBIT 10.17

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

     Registration Rights Agreement (the "Agreement"), dated as of August 1, 2001, by and among DVI, Inc., a Delaware corporation (the "Company"), and the Persons (other than the Company) who execute this Agreement on the signature pages hereto.

                                R E C I T A L S:
                                ---------------


     This Agreement is made pursuant to the Note Exchange Agreement, dated as of the date hereof (the "Exchange Agreement") by and among the Company and the signatories thereto, which provides for the issuance of up to an aggregate of $13,750,000 principal amount of 9 1/8% Convertible Subordinated Notes due 2004 (the "Notes") in exchange for up to an aggregate of $13,750,000 principal amount of 9 1/8% Convertible Subordinated Notes due 2002 (the "Old Subordinated Notes") issued pursuant to the Note Purchase Agreement dated as of June 21, 1994 among the Company and the purchasers listed on the signature pages thereto (the "Note Purchase Agreement"). The Notes are convertible at the option of the Holders thereof into shares of common stock of the Company, par value $.005 (the "Common Stock") at the rate of $10.60 per share, subject to adjustment. The shares of Common Stock into which the Notes are convertible are referred to herein as the "Shares". In order to induce the Holders to enter into and perform their respective obligations under the Exchange Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Exchange Agreement.

     NOW, THEREFORE, the parties hereby agree as follows:

     1.  Definitions.
         -----------

As used in this Agreement, the following capitalized terms shall have the following meanings:

     "Common Stock" has the meaning set forth in the Recitals.
      ------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or
      ------------
any similar or successor federal statute and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time
     .
     "Exchange Agreement" has the meaning set forth in the Recitals.
      ------------------

     "Holder" means a Person (other than the Company) who executes this
      ------
Agreement on the signature pages hereto and any Person who becomes a Holder after the date of this Agreement pursuant to Paragraph 9(a).

     "Indemnified Party" has the meaning set forth in Paragraph 4(c).
      -----------------

     "Indemnifying Party" has the meaning set forth in Paragraph 4(c).
      ------------------

     "Initiating Group" shall mean one or more holders of Registrable Securities
      ----------------
which represent in the aggregate a Majority of the Registrable Securities.

     "Majority of the Registrable Securities" shall mean a majority of the
      --------------------------------------
Registrable Securities which are outstanding as of the date of this Agreement.

     "NASD" means the National Association of Securities Dealers, Inc.
      ----

     "Note Purchase Agreement" has the meaning set forth in the Recitals.
      -----------------------

     "Notes" has the meaning set forth in the Recitals.
      -----

     "Old Subordinated Notes" has the meaning set forth in the Recitals.
      ----------------------

     "Person" means an individual, partnership, corporation, limited liability
      ------
company, trust or unincorporated organization, or a government or agency or political subdivision thereof, or any other entity of any kind.

     "Registrable Securities" means (i) the Shares; (ii) the shares of Common
      ----------------------
Stock and other securities into which the Shares are convertible from time to time; (iii) the shares of Common Stock issued or issuable as dividends on the Shares; (iv) any other security issued in exchange for any of the Shares; and
(v) any other securities deemed included in the term "Registrable Securities" pursuant to Paragraph 8 hereof, in each case until any such security ceases to be a Registrable Security in accordance with Paragraph 2(a) hereof.

     "Registration Expenses" means all expenses incident to the Company's
      ---------------------
performance of or compliance with Paragraphs 3 of this Agreement, including without limitation all registration and filing fees, including fees with respect to filings required to be made with any stock exchange or the NASD, fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), messenger, telephone and delivery expenses, and the fees and expenses of counsel for the underwriter, costs of printing prospectuses, and fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance).

     "Registration Statement" means any registration statement of the Company
      ----------------------
which includes any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus included or deemed included in the Registration Statement and all amendments and supplements to the Registration Statement or the prospectus, including post-effective amendments, and all exhibits to, all materials incorporated by reference in, the Registration Statement.

     "SEC" means the United States Securities and Exchange Commission or any
      ---
similar agency then having the authority to enforce the Exchange Act or the Securities Act.

     "Securities Act" means the Securities Act of 1933, as amended, or any
      --------------
similar or successor federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

     "Selling Expenses" means all fees and expenses of underwriters including
      ----------------
discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities.

     "Stockholder" means any holder of equity securities issued by the Company.
      -----------

     "Shares" has the meaning set forth in the Recitals.
      ------

     2.  Securities Subject to this Agreement.
         ------------------------------------

            (a) Registrable Securities.  The securities entitled to the benefits
                ----------------------
of this Agreement are the Registrable Securities, but such benefits shall continue with respect to each such security only so long as such security continues to be a Registrable Security. A security ceases to be a Registrable Security when (i) a Registration Statement covering the sale of such Registrable Security has been declared effective under the Securities Act and the Registrable Security has been sold in accordance with the Registration Statement; (ii) it is distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act; (iii) a new certificate representing such security has been delivered (to the original Holder or any subsequent transferee) by the Company free from any restrictive legend and without issuance of stop transfer or other instructions to the Company's transfer agent and the Holder of such security has been advised by counsel acceptable to it that subsequent disposition of such security will not require registration or qualification under the Securities Act or any state "blue sky" or similar law then in effect; or (iv) the security has ceased to be outstanding.

            (b) Holders of Registrable Securities.  This Agreement is for the
                ---------------------------------
benefit of any holder of Registrable Securities, irrespective of whether such holder is a signatory to this Agreement, provided the Registrable Securities were not acquired by the holder in a transaction which violated any of the restrictions on transfer contained in the Exchange Agreement.

     3.  Registration under the Securities Act.  As soon as practicable, but in
         -------------------------------------
no event later than 30 days following the date of this Agreement, the Company shall cause to be filed with the Commission a registration statement and related prospectus including any preliminary prospectus and documents incorporated by reference on Form S-3 or any other appropriate form that in each case complies as to form in all material respects with applicable Commission rules, providing for registration of the sale by each of the Noteholders of such Noteholder's Registrable Securities, and shall use its reasonable best efforts to cause the registration statement to be declared effective by the Commission as soon as reasonably practicable following the filing thereof, but in no event later than 90 days following the date of this Agreement. The Company shall have the right to defer its obligations under this Paragraph 3 for up to 90 days if, in the Company's good faith judgment, effecting the shelf registration would be materially detrimental to the Company and an executive officer of the Company so notifies the Noteholders in writing.

     4.  Indemnification.
         ---------------

         (a) The Company will indemnify each Holder of the Registrable Securities requesting or joining in a registration, each Person who controls such holder within the meaning of Section 15 of the Securities Act, and each underwriter of the securities so registered and each Person who controls such underwriter, and their respective successors, against all costs, expenses, demands, claims, losses, damages, liabilities, fines and penalties (or actions in respect thereof), to which such holder or such other Person may become subject under the Securities Act or otherwise, insofar as such claims, losses, damages, liabilities, fines and penalties arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement or prospectus, or arise out of or are based upon any omission (or alleged omission) to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Holder, each Person who controls such Holder within the meaning of Section 15 of the Securities Act and each such underwriter, and their respective successors, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such demand, claim, loss, damage, liability or action promptly after submission of supporting materials with respect to such expenses; provided, however, that the Company shall not be required to indemnify any holder or underwriter or Person which controls any holder or underwriter for any cost, expense, demand, claim, loss, damage, liability, fine or penalty which arises out of or is based upon any written information provided by such holder or underwriter, respectively, for inclusion in the Registration Statement.

            (b) Each Holder requesting or joining in a registration will indemnify the Company against all costs, expenses, demands, claims, losses, damages, liabilities, fines and penalties (or actions in respect thereof), to which the Company may become subject under the Securities Act, insofar as such losses, claims, damages or liabilities arise out of or are based upon an untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement or prospectus, or arise out of or are based upon the omission (or alleged omission) to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in any Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such holder requesting or joining in a registration specifically for use in the preparation thereof. Notwithstanding the foregoing, it is further agreed that this indemnity is limited to the proceeds received by such Selling Holder pursuant to the registration, and such selling holder will reimburse the Company for expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action to the extent, but only to the extent, of such Selling Holder's proceeds from the registration; provided, however, that the Holders shall not be required to indemnify the Company for any cost, expense, demand, claim, loss, damage, liability, fine or penalties which arise out of or are based upon any written information provided by the Company.

            (c) Each party entitled to indemnification under this Paragraph 4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided such counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if (a) the Indemnifying Party has agreed in writing to pay such expenses, (b) the Indemnifying Party shall have failed to assume the defense of such claim or employ counsel reasonably satisfactory to the Indemnified Party, or (c) in the reasonable judgment of the Indemnified Party, based upon the written advice of such Indemnified Party's counsel, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. In the event that the Indemnifying Party properly does not assume such defense, the Indemnifying Party shall not be subject to any liability for any settlement made without its prior written consent, which consent shall not be unreasonably withheld or delayed. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Paragraph 4 only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation in form and substance reasonably satisfactory to such Indemnified Party.

     5.  Contribution.
         ------------

            (a) If the indemnification provided for in Paragraph 4 from the Indemnifying Party is unavailable to the Indemnified Party in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to thc amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Paragraph 8, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

            (b) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Paragraph 5 were determined by pro
                                                                          ---
rata allocation or by any other method of allocation which does not take into
----
account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            (c) If indemnification is available under Paragraph 8, the Indemnifying Parties shall indemnify each Indemnified Party to the full extent provided in Paragraph 8 without regard to the relative fault of the Indemnifying Party or Indemnified Party or any other equitable consideration provided for in this Paragraph 5.

     6.  Hold-Back Agreements.
         --------------------

            (a) Restrictions on Public Sale by Holder of Registrable Securities.
                ---------------------------------------------------------------
To the extent consistent with applicable law, each holder of Registrable Securities whose Registrable Securities are included in a Registration Statement filed pursuant to Paragraph 3 hereof agrees not to effect any public sale or distribution of the issue being registered or any similar security of the Company, including a sale pursuant to Rule 144 under the Securities Act, during the 7-day period prior to, and during the 90-day period beginning on, the effective date of such Registration Statement, to the extent such sales may prevent the Company from being in compliance with the Exchange Act; provided, however, that no such restriction shall apply to sales of Registrable Securities made pursuant to that Registration Statement, which may be made at any time following the effective date of that Registration Statement.

            (b) Restrictions on Public Sale by the Company and Others.  The
                -----------------------------------------------------
Company shall not effect any public or nonpublic sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for any such securities or similar securities, during the 7-day period prior to, and during the 90-day period beginning on, the effective date of any Registration Statement in which holders of Registrable Securities are participating or the commencement of a public distribution of Registrable Securities pursuant to any such Registration Statement (except (i) as part of such registration or pursuant to registrations on SEC Forms S-4 or S-8 or any similar or successor form, or on any form filed in connection with an exchange offer or an offering of securities solely to the existing stockholders or employees of the Company or (ii) for sales or other issuances of securities pursuant to outstanding options, warrants, rights or similar obligations).

     7.  Rule 144 and Stock Exchange Listings.
         ------------------------------------

So long as there are Registrable Securities outstanding:

            (a) The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

            (b) The Company will use its reasonable best efforts to avoid taking any action which would cause the Common Stock to cease to be eligible for inclusion on either of the National Association of Securities Dealers Automated Quotation System or for listing on any securities exchange on which it currently is or becomes listed.

     8.  Mergers, etc.
         -------------

     The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to include the securities which the Holders would be entitled to receive in exchange for Common Stock under any such merger, consolidation or reorganization, provided that to the extent such securities to be received are convertible into shares of common stock of the issuer thereof, then any such shares of common stock or other securities as are issued or issuable upon conversion of said convertible securities shall also be included within the definition of "Registrable Securities."

     9.  Miscellaneous.
         -------------

            (a) Transfer of Certain Rights. The rights granted to the Holders
                --------------------------
under this Agreement may be transferred only to a transferee who delivers to the Company, within a reasonable time after such transfer, a written instrument by which such transferee agrees to be bound by the applicable terms of this Agreement. Notwithstanding the foregoing nothing herein shall prohibit: (i) any Holder from transferring any of its rights under this Agreement to any wholly-owned subsidiary of such Holder or to any entity which merges or consolidates with or acquires all or substantially all of the equity securities or assets of such Holder, (ii) any Holder which is a partnership from transferring any of its rights under this Agreement to a partner of such partnership where such partner receives Registrable Securities in a distribution from such partnership, (iii) any Holder who is an individual from transferring any of its rights under this Agreement to such Holder's spouse or to other relatives, or to a trust for the benefit of the Holder, or his or her spouse or other relatives, or (iv) any trustee of a trust which holds Registrable Securities from distributing such Registrable Securities to the beneficiaries of such trusts; provided that any such transferee under subparagraph (i), (ii), (iii) or (iv) above will hold the Registrable Securities subject to the terms and conditions of this Agreement. Upon any transfer of the rights of a Holder, the transferee shall become a "Holder" for purposes of this Agreement and the Company shall add the name and address of the transferee to Schedule I (and, to the extent the transferor no longer holds Registrable Securities, shall delete the name and address of the transferor).

            (b) Remedies. In the event of a breach by the Company of its
                --------
obligations under this Agreement, each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

            (c) No Inconsistent Agreements. The Company shall not on or after
                --------------------------
the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. To the extent the Company on or after the date of this Agreement grants any superior or more favorable rights or terms to any Person with respect to its securities, any such superior or more favorable rights or terms shall also be deemed to have been granted simultaneously to the holders of Registrable Securities. The Company has not previously entered into or become a party to nor is it bound by any agreement with respect to its securities granting any registration rights to any Person which is inconsistent with the rights granted hereunder. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the securities of the Company under any other agreements.

            (d) Amendments and Waivers. The provisions of this Agreement may not
                ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of holders of at least a majority of the Registrable Securities affected by such amendment, modification, supplementation, waiver or consent. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter which relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and which does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by the holders of a majority of the Registrable Securities being sold by such holders, provided that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

            (e) Notices. All notices and other communications provided for or
                -------
permitted hereunder shall be made in writing and shall be delivered by hand, next-day courier service, registered or certified first-class mail, return receipt requested, telex, telegram or telecopier; if to a Holder, at the address set forth opposite such Holder's name on the signature page hereto or such other address as may have been furnished to the Company in writing; if to the Company, at 2500 York Road, Jamison, Pennsylvania 18929, and thereafter at such other address, notice of which is given in accordance with the provisions of this Paragraph 9(e).

            All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; one business day after sent if sent by courier service.

            (f) Governing Law. This Agreement shall be governed by and construed
                -------------
in accordance with the laws of the State of Delaware without regard to the conflict of laws provisions thereof.

            (g) Counterparts. This Agreement may be executed in any number of
                ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (h) Headings. The headings in this Agreement are for convenience of
                --------
reference only and shall not limit or otherwise affect the meaning hereof.

            (i) Severability. In the event that any one or more of the
                ------------
provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            (j) Entire Agreement. This Agreement is intended by the parties as a
                ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities now or hereafter owned by the Holders. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            (k) Attorneys' Fees. In any action or proceeding brought to enforce
                ---------------
any provision of this Agreement, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover, and the court shall award, reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the date first above written.

                              DVI, INC.



                           By:  /s/ Steven R. Garfinkel
                              -----------------------------------------
                              Name: Steven R. Garfinkel
                              Title: Executive Vice President
                                     and Chief Financial Officer

                              THE NOTEHOLDERS:
                              ---------------


                              HANNAH S. AND SAMUEL A. COHN
                              MEMORIAL FOUNDATION


                              By:______________________________________
                                    Name:
                                    Title:


                                    Summitt Bank, as Trustee for the Hannah &
                                    Samuel A. Cohn Memorial Foundation
                                    100 Broadhead Road
                                    Bethlehem, PA 18017
                                    Attention:  Mary Dougherty


                              LUCKMAN FAMILY VENTURES


                              By:______________________________________
                                    Name:
                                    Title:


                                    c/o Robert Luckman
                                    1210 North Avenue
                                    Highland Park, IL 60015



                              /s/ Delbert Coleman
                              -----------------------------------------
                              Delbert Coleman


                                    Bank: Chase Manhattan Bank
                                    City: New York City, New York
                                    ABA#: 021 000 021
                                    Acct#: 066 92 221
                                    Acct. Name: National Financial Services,
                                    Inc.

                              GRANITE CAPITAL, L.P.


                              By:______________________________________
                                    Name:
                                    Title:


                                    126 East 56/th/ Street
                                    New York, NY 10022
                                    Attention:  Lloyd Moskowitz



                              CANADIAN IMPERIAL BANK OF COMMERCE TRUST COMPANY (BAHAMAS) LIMITED, as Trustee of Settlement T-1740 Trusts #14, #27, #28, #29, #30, #31, #32, #33, #34, #35 and #36



                              By:______________________________________
                                    Name:
                                    Title:



                                    Bank of New York
                                    New York, NY
                                    ABA#: 021 000 018
                                    Acct: 890-0291-729
                                    Attention:    Domestic Money Transfer For
                                    Credit To International Clearing Associates.
                                    Acct#: T-1740



                              /s/ Edward A. Newman, M.D.
                              -----------------------------------------
                              Edward A. Newman, M.D.


                                    Unit 18 - E
                                    179 East Lake Shore Drive
                                    Chicago, IL 60611



                              /s/ Herbert J. Siegel
                              -----------------------------------------
                              Herbert J. Siegel


                                    c/o Chris-Craft Industries
                                    767 Fifth Avenue
                                    New York, NY 10153

                              -----------------------------------------
                              Gerald L. Cohn Revocable Trust


                                    Gerald L. Cohn Revocable Trust
                                    47 Coxe Street
                                    Hazleton, PA 18201
                                    Attention:  Trustee



                              /s/ Brenda McHugh
                              -----------------------------------------
                              Brenda McHugh


                                    Brenda McHugh
                                    c/o Michael Landes
                                    6677 N. Lincoln Avenue
                                    Lincolnwood, Il 60646

                                    Bank: Northern Trust
                                    City: Chicago, IL
                                    ABA#: 071 000 152
                                    Acct#: G/L acct# 5186011000
                                    Name:
                                    Ref: For credit to A/C 23-05004



                              /s/ Sandy Jordan
                              -----------------------------------------
                              Sandy Jordan


                                    Sandy Jordan
                                    19333 Collins Avenue
                                    Apt.# 2206
                                    Sunny Isle Beach, Fl 33160




                              -----------------------------------------
                              Richard Weiss and Gail Weiss, JTWROS


                                    9050 S.W. 69th Court
                                    Miami, FL  33156

                              /s/ Robert Luckman
                              -----------------------------------------
                              Robert Luckman



                                    1210 North Avenue
                                    Highland Park, IL 60035




                              -----------------------------------------
                              S.L.K. Retirement Trust


                                    c/o Sidney Klemow
                                    Fulton Court & Spring Street
                                    Hazleton, PA 18201




                              -----------------------------------------
                              Sidney Luckman Revocable Trust


                                    c/o Mr. Robert Luckman
                                    Sydney Luckman Revocable Trust
                                    1210 North Avenue
                                    Highland Park, IL 60035



                              /s/ William C. Bartholomay
                              -----------------------------------------
                              William C. Bartholomay


                                    875 North Michigan Avenue, 19th Floor
                                    Chicago, IL 60611



                              YEHUDA BEN-ARIEH RESIDUARY TRUST



                              By:      /s/ Marshall E. Eisenberg
                                 --------------------------------------
                                    Name: Marshall E. Eisenberg, Co-Trustee
                                    Title:



                                    c/o Neal, Gerber & Eisenberg
                                    2 North LaSalle
                                    22/nd/ Floor
                                    Chicago, Illinois 60602
                                    Attention:  Marshall Eisenberg, Esquire